UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/ A
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 1, 2010


                            GARNER INVESTMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)
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              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                         P.O. Box 3412, Casper, WY 82602
                         -------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (307)472-3000
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                                EXPLANATORY NOTE

Garner Investments, Inc. (the Company) is filing this Amendment to its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2010, for the sole purpose of amending the disclosures in the first paragraph of Item 4.01.

This Amendment does not reflect events occurring after the Original Filing except as noted above. Except for the foregoing amended information, this Form 8-K/A continues to speak as of the date of the Original Filing and the Company has not otherwise updated disclosures contained therein or herein to reflect events that occurred at a later date.


        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Larry O'Donnell, CPA, PC formerly the independent registered public accountant for Garner Investments, Inc. ("the Company") was dismissed as the Company's independent registered public accountant on November 1, 2010. Effective December 14, 2010, the Public Accounting Oversight Board ("PCAOB") revoked Larry O'Donnell, CPA, P.C.'s registration as a registered public accountant.

On November 1, 2010, the Board of Directors of the Company approved the engagement of new auditors, Ronald Chadwick, PC, of Aurora, Colorado to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended December 31, 2009 and 2008 and the cumulative period of January 1, 2010 through June 30, 2010 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Larry O'Donnell, CPA, PC for the fiscal years ended December 31, 2009 and 2008, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

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                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.         Description
     -----------         -----------

            16.1 Letter of Change in Certifying Accountant, dated November 2, 2010*

            23.2        Letter of Ronald Chadwick, PC, dated  November 2, 2010*

____________________
         *Filed previously with the SEC in the Current Report on Form 8-K filed on November 5, 2010.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 GARNER INVESTMENTS, INC.


                                                 By: /s/Roy Smith
                                                 ----------------
                                                        Roy Smith, President


Date: January 3, 2011